EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)
I, Peter Rawlinson, Chief Executive Officer of Lucid Group, Inc. (the “Company”), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
a.The Annual Report on Form 10-K of the Company for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
b.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: February 27, 2024	/s/ Peter Rawlinson
Peter Rawlinson
Chief Executive Officer
(Principal Executive Officer)